As filed with the Securities and Exchange Commission on July 30, 2025

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21650

ASA GOLD AND PRECIOUS METALS LIMITED
190 Middle Street, Suite 101
Portland, ME 04101

Karen Shaw, Principal Financial Officer
190 Middle Street, Suite 101
Portland, Maine 04101
207-347-2000

Date of fiscal year end: November 30

Date of reporting period: December 1 – May 31

ITEM 1. REPORT TO STOCKHOLDERS.

(a)

Semi-Annual Report and Financial Statements
May 31, 2025
(Unaudited)

A Closed-End Fund
Specializing in Gold and Other
Precious Metals Investments

ASA Gold and Precious Metals Limited

Semi-Annual Report and Financial Statements

May 31, 2025

Letter to Shareholders (Unaudited)

Dear Shareholder,

During the six-month fiscal period ending May 31, 2025 (the “period”), the price of gold increased by 24.4%, marking the strongest half-year movement since Merk Investments began managing ASA in 2019. In dollar terms, this represented an increase of more than $600 per ounce, driven by continued central bank purchases globally, significant gold ETF inflows, and a backdrop of persistent economic and geopolitical uncertainty. Gold further solidified its role as a central bank reserve asset.

Looking ahead, we believe that the macroeconomic and geopolitical backdrop may remain supportive for gold and gold miners, reflecting factors such as sustained central bank demand, efforts by some countries to reduce their reliance on the U.S. dollar, expectations of lower interest rates, and fiscal pressures across developed markets. The NYSE Arca Gold Miners Index (“GDMNTR” or the “Index”) maintained a positive correlation with the price of gold during the period. Many gold mining companies continued to demonstrate robust margin profiles during the period, supported by cost controls and relatively stable producer price inflation.

ASA Gold and Precious Metals Limited (“ASA”, the “Fund” or the “Company”) reported a net asset value (NAV) of $35.14 per share on May 30, 2025, resulting in a total return of +50.6% for the period compared to a total return of +36.2% for the Index.

The closing share price of ASA on May 30, 2025, was $31.65, reflecting a total return of +55.4% for the period. At the end of the first half of fiscal year 2025, ASA shares were trading at a 9.9% discount to NAV, an improvement from the 12.7% discount at the start of the fiscal year. During this period, the average discount between share price and NAV was 10.7%, ranging from 4.8% to 14.3%.

By the end of the first half of the fiscal year, ASA’s total net assets had increased to $663 million, a $219 million increase from fiscal year-end 2024.

Over the past six months, ASA distributed $0.03 per share to its shareholders, following an increase in its semi-annual dividend from $0.02 to $0.03 per share.

Portfolio Performance and Attribution

During the six-month period ending May 31, 2025, gold mining equities experienced significant price appreciation, driven by record-high gold prices, robust earnings, and increased investor interest amid global uncertainty. With gold averaging above $2,950 per ounce during the period and sustaining levels well above $3,000 in the most recent fiscal quarter, many companies in the sector appear positioned for continued margin expansion heading into upcoming earnings reports. Also, several portfolio holdings transitioned from the development phase to production, with certain projects exceeding initial commodity forecasts and delivering higher-than-expected cash flows.

Producers and exploration-stage companies were the primary contributors to the Company’s performance, while mining companies—typically focused on discovery or early development—delivered positive but comparatively lower returns. A notable improvement in the funding environment also emerged, with many companies taking advantage of stronger equity markets to issue stock and to bolster operational budgets. The table below details ASA’s NAV contribution by company type over the six-month reporting period.

Source: Bloomberg, Merk

Although gold mining equities rose alongside gold prices during the six-month period ending May 31, 2025, their returns remained below what might typically be expected given the historical tendency for miners to exhibit amplified performance relative to gold. Nevertheless, the ASA portfolio outperformed the Index by 14 percentage points and gold itself by 26 percentage points, based on total return. Among the group of North American peers tracked by Merk Investments, which averaged a 37% return during the same period, ASA was the top-performing fund.

PEER RANKING - TOTAL CUMULATIVE RETURN

Rank	Name	Total Cumulative Return
1	**ASA Equity**	**55.39%**
2	**ASA NAV**	**50.59%**
3	ProFunds Precious Metals Ultra	48.41%
4	Franklin Gold & Precious Metals	48.38%
5	OCM Gold	43.05%
6	Van Eck International Investor	41.34%
7	Allspring Precious Metals Fund	41.21%
8	Gabelli Gold	40.75%
9	American Century Global Gold	39.48%
10	Victory Precious Metals and Minerals Fund	39.44%
11	Fidelity Select Gold Portfolio	39.10%
12	US Global Investors - Gold and Precious Metals	38.06%
13	Sprott Gold Equity Fund	34.32%
14	Invesco Gold & Special Minerals	32.60%
15	First Eagle Gold	32.17%
16	US Global Investors - World Precious Minerals	28.95%
17	Rydex Series - Precious Metals	27.14%
18	EuroPac Gold	26.21%

Source: Bloomberg, Merk

Outlook and Strategy

Discussions with management teams indicate that cost inflation remains mostly muted and margins have improved, contributing to one of the strongest balance-sheet environments we have observed. Producers are accumulating substantial cash balances, which is reducing leverage and supporting a more competitive M&A landscape. Small- and mid-cap companies are enhancing their production portfolios by acquiring non-core assets from larger producers, and we anticipate additional consolidation activity over the next 12–24 months.

Our outlook for the gold mining sector remains constructive. We believe the environment continues to be supported by the Federal Reserve’s easing bias, sustained gold purchases by foreign central banks, and ongoing economic and geopolitical uncertainty. At the same time, we believe growing concerns over broader equity market valuations may increase investor interest in precious metals equities. We believe ASA’s portfolio companies are well positioned to benefit from these trends - whether through organic growth, improved cash flow generation, or value-accretive consolidation activity. In our view, this backdrop presents compelling opportunities for long-term investors.

As always, we are available to answer your questions or discuss the markets.

Peter Maletis	James Holman	Axel Merk
Portfolio Manager	Portfolio Manager	Chief Investment Officer

Forward-Looking Statements (Unaudited)

This shareholder letter includes forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company, or industry results, to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. The Company’s actual performance or results may differ from its beliefs, expectations, estimates, goals and projections, and consequently, investors should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and generally can be identified by words such as “believe,” “anticipate,” “estimate,” “expect,” “intend,” “should,” “may,” “will,” “seek,” or similar expressions or their negative forms, or by references to strategy, plans, goals or intentions. The absence of these words or references does not mean that the statements are not forward-looking. The Company’s performance or results can fluctuate from month to month depending on a variety of factors, a number of which are beyond the Company’s control and/or are difficult to predict, including without limitation: the Company’s investment decisions, the performance of the securities in its investment portfolio, economic, political, market and financial factors, and the prices of gold, platinum and other precious minerals that may fluctuate substantially over short periods of time. The Company may or may not revise, correct or update the forward-looking statements as a result of new information, future events or otherwise.

The Company concentrates its investments in the gold and precious minerals sector. This sector may be more volatile than other industries and may be affected by movements in commodity prices triggered by international monetary and political developments. The Company is a non-diversified fund and, as such, may invest in fewer investments than that of a diversified portfolio. The Company may invest in smaller-sized companies that may be more volatile and less liquid than larger more established companies. Investments in foreign securities, especially those in the emerging markets, may involve increased risk as well as exposure to currency fluctuations. Shares of closed-end funds frequently trade at a discount to net asset value. All performance information reflects past performance and is presented on a total return basis. Past performance is no guarantee of future results. Current performance may differ from the performance shown.

This shareholder letter does not constitute an offer to sell or solicitation of an offer to buy any securities.

Performance Returns (Unaudited)

Average Annual Total Returns
For the periods ended May 31, 2025	1 Year	3 Year	5 Year	10 Year
ASA Gold and Precious Metals - NAV	66.10%	19.14%	13.39%	11.78%
ASA Gold and Precious Metals - Share Price	72.45%	20.26%	15.81%	11.74%
NYSE ARCA Gold Miners Index NTR(1)	44.77%	18.60%	9.78%	11.37%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit http://www.asaltd.com/investor-information/factsheets.

The results shown in the table reflects the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Company distributions or on the sale of the Company’s common shares.

The investment return and market price will fluctuate and the Company’s common shares may trade at prices above or below NAV. The Company’s common shares, when sold, may be worth more or less than their original cost.

(1)	The NYSE Arca Gold Miners Index (NTR) (the “Index”) is a net total return modified capitalization weighted index comprised of publicly traded companies primarily involved in the mining of gold and silver in locations around the world. The Company does not attempt to replicate the Index. The Index does not necessarily reflect investments in other precious metals companies (e.g., silver, platinum, and diamonds) in which the Company may invest. Data about the performance of the Index is prepared or obtained by Management and include reinvestment of all income dividends and other distributions, if any. The Company may invest in securities not included in the Index and does not invest in all securities included in Index.

For more complete information about the Company, please call us directly at 1-800-432-3378, or visit the Company’s website at www.asaltd.com.

Certain Investment Policies and Restrictions (Unaudited)

The following is a summary of certain of the Company’s investment policies and restrictions and is subject to the more complete statements contained in documents filed with the Securities and Exchange Commission.

The concentration of investments in a particular industry or group of industries. It is a fundamental policy (i.e., a policy that may be changed only by shareholder vote) of the Company that at least 80% of its total assets be (i) invested in common shares or securities convertible into common shares of companies engaged, directly or indirectly, in the exploration, mining or processing of gold, silver, platinum, diamonds or other precious minerals, (ii) held as bullion or other direct forms of gold, silver, platinum or other precious minerals, (iii) invested in instruments representing interests in gold, silver, platinum or other precious minerals such as certificates of deposit therefor, and/or (iv) invested in securities of investment companies, including exchange traded funds, or other securities that seek to replicate the price movement of gold, silver or platinum bullion. Compliance with the percentage limitation relating to the concentration of the Company’s investments will be measured at the time of investment. If investment opportunities deemed by the Company to be attractive are not available in the types of securities referred to in the preceding paragraph, the Company may deviate from the investment policy outlined in that paragraph and make temporary investments of unlimited amounts in securities issued by the U.S. Government, its agencies or instrumentalities or other high quality money market instruments.

The percentage of voting securities of any one issuer that the company may acquire. It is a non-fundamental policy (i.e., a policy that may be changed by the Board of Directors) of the Company that the Company shall not purchase a security if, at the time of purchase, more than 20% of the value of its total assets would be invested in securities of the issuer of such security.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of ASA Gold and Precious Metals Limited

Results of Interim Financial Information

We have reviewed the statement of assets and liabilities of ASA Gold and Precious Metals Limited (the “Company”), including the schedule of investments, as of May 31, 2025, and the related statements of operations, changes in net assets, and financial highlights for the six-month period then ended, and the related notes (collectively referred to as the interim financial statements). Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial statements for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the statement of changes in net assets for the year ended November 30, 2024 and the financial highlights for each of the five years in the period ended November 30, 2024; and in our report dated January 28, 2025, we expressed an unqualified opinion on that financial statement and financial highlights.

Basis for Review Results

These interim financial statements are the responsibility of the Company’s management. We conducted our review in accordance with the standards of the PCAOB. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the PCAOB, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
July 23, 2025

Schedule of Investments (Unaudited)

May 31, 2025

Name of Company	Principal Amount	Value	% of Net Assets
Corporate Convertible Bonds
Gold mining, exploration, development and royalty companies
Canada
i-80 Gold Corp., 8.00%, 2/22/27(1)	$3,000,000	$3,284,700	0.5%
Orla Mining, Ltd., 4.50%, 3/1/30(1)	10,010,000	13,396,996	2.0
		16,681,696	2.5
United States
Bendito Resources, Inc., 9.49%, 12/31/25(1)	1,200,000	1,200,000	0.2
Total gold mining, exploration, development and royalty companies (Cost $11,091,561)		17,881,696	3.2
Diversified metals mining, exploration, development and royalty companies
Magna Mining, Inc., 10.00%, 3/5/29 (Cost $2,915,318)	4,300,000	3,073,465	0.5
Total corporate convertible bonds (Cost $14,006,879)		20,955,161	3.2

Name of Company	Shares	Value	% of Net Assets
Common Shares
Gold mining, exploration, development and royalty companies
Australia
Alicanto Minerals, Ltd. (2)	65,150,765	1,091,901	0.2
Barton Gold Holdings, Ltd. (2)	10,339,579	4,898,695	0.7
Bellevue Gold, Ltd. (2)	13,476,320	8,599,966	1.3
Cygnus Metals, Ltd. (2)	33,236,034	1,842,459	0.3
Emerald Resources NL (2)	5,000,000	15,309,247	2.3
Gorilla Gold Mines, Ltd. (2)	5,263,158	1,696,315	0.3
LCL Resources, Ltd. (2)	36,750,000	142,134	0.0
Nexus Minerals, Ltd. (2)(4)	36,000,000	1,624,392	0.2
Predictive Discovery, Ltd. (2)	106,183,334	26,351,619	4.0
Prodigy Gold NL (2)	173,662,918	279,858	0.0
Westgold Resources, Ltd.	9,475,000	18,567,054	2.8
		80,403,640	12.1
Canada
Agnico Eagle Mines, Ltd.	165,000	19,468,350	2.9
Alamos Gold, Inc.	1,000,000	25,890,000	3.9
American Pacific Mining Corp. 144A (2)(3)	3,000,000	513,717	0.1
Angel Wing Metals, Inc. (2)	4,650,000	101,650	0.0
Atex Resources, Inc. (2)	9,700,000	16,256,786	2.5
B2Gold Corp.	2,000,000	6,740,000	1.0
Cartier Resources, Inc. (2)	6,923,100	580,141	0.1
Desert Gold Ventures, Inc.(2)(4)	14,569,264	796,222	0.1
G Mining Ventures Corp. (2)	6,300,000	93,328,233	14.1
G2 Goldfields, Inc. (2)	3,000,000	6,732,976	1.0
GoGold Resources, Inc. (2)	3,607,140	5,099,174	0.8
Gold Candle, Ltd. 144A (1)(2)(3)	2,010,715	2,930,324	0.4
Lahontan Gold Corp. (2)(4)	41,259,000	2,254,837	0.3
Liberty Gold Corp. (2)	12,482,000	2,637,651	0.4
Lotus Gold Corp. 144A (1)(2)(3)	5,912,500	2,154,152	0.3
Monarch Mining Corp. (1)(2)	7,300,000	0	0.0
Newcore Gold, Ltd. (2)	6,610,000	2,889,933	0.5
Onyx Gold Corp. (2)	675,000	570,554	0.1
Orla Mining, Ltd. (2)	6,200,000	65,534,000	9.9
Prime Mining Corp. (2)(4)	9,200,000	10,592,050	1.6
Probe Gold, Inc. (2)	7,277,500	13,045,251	2.0
Red Pine Exploration, Inc. (2)(4)	29,037,047	2,433,242	0.3
Robex Resources, Inc. (2)	10,507,718	24,948,508	3.8
South Pacific Metals Corp. (2)	2,100,000	696,251	0.1
Southern Cross Gold Consolidated, Ltd. (2)	3,344,447	13,525,472	2.1
STLLR Gold, Inc. (2)	1,291,080	733,809	0.1

The notes to financial statements form an integral part of these statements.	7

Schedule of Investments (Unaudited) (continued)

May 31, 2025

Name of Company	Shares	Value	% of Net Assets
Common Shares (continued)
Gold mining, exploration, development and royalty companies (continued)
Canada (continued)
SUA Holdings, Ltd. (1)(2)	10,600,000	$15,448	0.0%
Talisker Resources, Ltd. (2)	2,500,000	892,629	0.1
TDG Gold Corp. (2)(4)	9,227,925	4,101,748	0.6
Thesis Gold, Inc. (2)(4)	16,866,667	13,888,100	2.0
Westhaven Gold Corp. (2)	5,500,000	541,043	0.1
		339,892,251	51.2
Cayman Islands
Endeavour Mining PLC	200,000	6,131,089	0.9
South Africa
Gold Fields, Ltd. ADR	500,000	11,500,000	1.8
United Kingdom
Anglogold Ashanti PLC	275,000	12,047,750	1.8
United States
Laurentian Mountain Resources 144A (1)(2)(3)	3,640,959	3,640,959	0.6
Total gold mining, exploration, development and royalty companies (Cost $207,530,142)		453,615,689	68.4
Diversified metals mining, exploration, development and royalty companies
Australia
Bellavista Resources, Ltd. (2)	4,946,949	1,020,416	0.2
Castile Resources, Ltd. (2)	19,143,255	666,346	0.1
Cygnus Gold, Ltd. (2)	2,806,674	155,590	0.0
Delta Lithium, Ltd. (2)	17,412,850	2,020,378	0.3
FireFly Metals, Ltd. (2)	8,311,413	5,839,714	0.9
Geopacific Resources, Ltd. (2)	75,617,820	877,378	0.1
Midas Minerals, Ltd. (2)	3,100,135	559,537	0.1
Wolfram, Ltd. (1)(2)	10,000,000	644,600	0.1
		11,783,959	1.8
Canada
Americas Gold & Silver Corp. (2)(4)	71,151,028	43,961,847	6.6
Calibre Mining Corp. (2)	14,000,000	32,338,689	4.9
Culico Metals, Inc. (2)	1,906,250	180,575	0.0
Emerita Resources Corp. (2)	2,602,950	2,067,414	0.3
Evolve Strategic Element Royalties, Ltd. 144A (1)(2)(3)	2,154,000	1,020,221	0.2
Fuerte Metals Corp. (2)(4)	5,300,000	2,626,152	0.4
Huntsman Exploration, Inc. (2)	617,500	47,246	0.0
Integra Resources Corp. (2)	5,524,510	8,957,561	1.3
Lithium Africa Resources Corp. 144A (1)(2)(3)	61,100	1,246,621	0.2
Max Resource Corp. (2)	8,200,000	268,882	0.0
Metalla Royalty & Streaming, Ltd. (2)	3,000,000	9,660,000	1.5
Pan Global Resources, Inc. (2)	6,350,000	601,523	0.1
Ridgeline Minerals Corp. (2)(4)	11,900,000	1,734,252	0.3
Sable Resources, Ltd. (2)(4)	26,160,000	762,488	0.1
San Cristobal Mining, Inc. 144A (1)(2)(3)	2,783,332	33,399,984	5.1
		138,873,455	21.0
United States
Bendito Resources, Inc. 144A (1)(2)(3)	8,688,000	2,172,000	0.3
Bunker Hill Mining Corp. (2)	6,250,000	637,593	0.1
Lithium Africa Resources Corp. 144A (1)(2)(3)	72,000	1,440,000	0.2
		4,249,593	0.6
Total diversified metals mining, exploration, development and royalty companies (Cost $110,864,469)		154,907,007	23.4

8	The notes to financial statements form an integral part of these statements.

Schedule of Investments (Unaudited) (continued)

May 31, 2025

Name of Company	Shares	Value	% of Net Assets
Common Shares (continued)
Silver mining, exploration, development and royalty companies
Canada
Andean Precious Metals Corp. (2)	2,000,000	$3,075,017	0.5%
Discovery Silver Corp. (2)	6,001,500	14,256,487	2.2
Guanajuato Silver Co., Ltd. (2)	4,167,000	637,643	0.1
Silver Mountain Resources, Inc. (2)	866,666	347,336	0.0
Silver Tiger Metals, Inc. (2)	16,795,333	4,283,431	0.6
Total silver mining, exploration, development and royalty companies (Cost $15,740,650)		22,599,914	3.4
Total common shares (Cost $334,135,261 )		631,122,610	95.2

Rights (1)(2)
Silver mining, exploration, development and royalty companies
Pan American Silver Corp. (Exp. Date 2/22/29)	393,200	142,989	0.0
Total rights (Cost $136,720)		142,989	0.0

Warrants (1)(2)
Diversified metals mining, exploration, development and royalty companies
Canada
Bunker Hill Mining Corp. (Exercise Price $0.60, Exp. Date 2/9/26)	1,250,000	0	0.0
Integra Resources Corp. (Exercise Price $1.20, Exp. Date 3/13/27)	275,000	220,425	0.1
Lithium Africa Resources Corp. (Exercise Price $37.00, Exp. Date 4/22/30)	61,100	150,930	0.0
Lithium Africa Resources Corp. (Exercise Price $37.00, Exp. Date 10/22/25)	61,100	0	0.0
Ridgeline Minerals Corp. (Exercise Price $0.12, Exp. Date 5/7/26)(4)	1,450,000	31,697	0.0
Ridgeline Minerals Corp. (Exercise Price $0.25, Exp. Date 2/13/27)(4)	4,500,000	32,791	0.0
Total diversified metals mining, exploration, development and royalty companies (Cost $244,584)		435,843	0.1
Gold mining, exploration, development and royalty companies
Australia
Prodigy Gold NL (Exercise Price $0.01, Exp. Date 11/30/27)	38,750,000	0	0.0
Canada
Atex Resources, Inc. (Exercise Price $1.00, Exp. Date 8/31/25)	675,000	644,333	0.1
Cartier Resources, Inc. (Exercise Price $0.18, Exp. Date 4/14/30)	6,923,100	50,447	0.0
Lahontan Gold Corp. (Exercise Price $0.13, Exp. Date 9/1/26)(4)	4,150,000	0	0.0
Lahontan Gold Corp. (Exercise Price $0.10, Exp. Date 4/30/27)(4)	2,550,000	18,581	0.0
Lotus Gold Corp. (Exercise Price $0.75, Exp. Date 8/16/25)	2,200,000	0	0.0
Lotus Gold Corp. (Exercise Price $0.75, Exp. Date 11/27/25)	506,250	0	0.0
Monarch Mining Corp. (Exercise Price $0.95, Exp. Date 4/6/27)	1,700,000	0	0.0
Newcore Gold, Ltd. (Exercise Price $0.40, Exp. Date 9/26/25)	430,000	62,666	0.0
Orla Mining, Ltd. (Exercise Price $11.50, Exp. Date 3/1/30)	836,278	4,076,730	0.6
Prime Mining Corp. (Exercise Price $1.10, Exp. Date 6/10/25)(4)	920,000	321,784	0.0
Robex Resources, Inc. (Exercise Price $2.55, Exp. Date 6/26/26)	4,000,000	3,060,444	0.5
South Pacific Metals Corp. (Exercise Price $0.90, Exp. Date 2/3/27)	1,050,000	0	0.0
		8,234,985	1.2
United States
Laurentian Mountain Resources (Exercise Price $1.00, Exp. Date 12/31/49)	3,500,000	0	0.0
Total gold mining, exploration, development and royalty companies (Cost $1,599,921)		8,234,985	1.2

The notes to financial statements form an integral part of these statements.	9

Schedule of Investments (Unaudited) (continued)

May 31, 2025

Warrants (1)(2) (continued)

Silver mining, exploration, development and royalty companies
Canada
Guanajuato Silver Co., Ltd. (Exercise Price $0.35, Exp. Date 10/30/26)	2,083,500	$15,182	0.0%
Silver Mountain Resources, Inc. (Exercise Price $2.20, Exp. Date 4/24/28)	200,000	1,457	0.0
Total silver mining, exploration, development and royalty companies (Cost $110,792)		16,639	0.0
Total warrants (Cost $1,955,297)		8,687,467	1.3

Money Market Fund
Federated Hermes US Treasury Cash Reserve Fund - Institutional Shares, 4.13%(5)	195,371	195,371	0.0
Total money market fund (Cost $195,371)		195,371	0.0
Investments, at value (Cost $350,429,528)		661,103,598	99.7
Cash, receivables and other assets less other liabilities		2,074,910	0.3
Net assets		$663,178,508	100.0%

ADR	American Depositary Receipt
PLC	Public Limited Company

(1)	Security fair valued in accordance with procedures adopted by the Board of Directors. At the period end, the value of these securities amounted to $75,376,461 or 11.4% of net assets.

(2)	Non-income producing security.

(3)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $48,517,978 or 7.3% of net assets.

(4)	Investment in affiliate. See Note 2 Summary of Significant Accounting Policies.

(5)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of May 31, 2025.

Portfolio Statistics (Unaudited)

May 31, 2025

Geographic Breakdown*

Australia	13.9%
Canada	79.9
Cayman Islands	0.9
South Africa	1.8
United Kingdom	1.8
United States	1.4
Other assets less other liabilities	0.3
100.0%

*Geographic breakdown, which is based on company domiciles, is expressed as a percentage of total net assets including cash.

10	The notes to financial statements form an integral part of these statements.

Statement of Assets and Liabilities (Unaudited)

May 31, 2025

Assets

Unaffiliated investments, at value (Cost $277,426,348)	$575,923,415
Affiliated investments, at value (Cost $73,003,180)	85,180,183
Investments, at value (Cost 350,429,528)	$661,103,598
Cash	76,766
Foreign currency (Cost $4,031,578)	4,030,065
Dividends and interest receivable, net of withholding taxes payable	783,217
Prepaid expenses	136,277
Total assets	$666,129,923

Liabilities
Accrued investment adviser fees	341,550
Accrued fund service fees	47,436
Liability for retirement benefits due to retired directors	336,629
Other expenses	2,225,800
Total liabilities	2,951,415
Net assets	$663,178,508
Common shares $1 par value
Authorized: 40,000,000 shares
Issued and Outstanding: 18,872,332 shares	$18,872,332
Share premium (capital surplus)	1,342,789
Distributable earnings	642,963,387
Net assets	$663,178,508
Net asset value per share	$35.14

The closing price of the Company’s shares on the New York Stock Exchange was $31.65 on May 31, 2025.

The notes to financial statements form an integral part of these statements.	11

Statement of Operations (Unaudited)

For the six months ended May 31, 2025

Investment income
Dividend income from unaffiliated investments (net of withholding taxes of $640,143)	$2,528,906
Interest income from unaffiliated investments (net of withholding taxes of $16,768)	288,967
Total investment income	2,817,873

Expenses
Investment adviser fees	1,883,595
Fund services fees	129,678
Compliance services fees	40,000
Transfer agent fees	46,964
Custodian fees	63,362
Directors’ fees and expenses	94,717
Retired directors’ fees	37,496
Insurance fees	50,677
Legal fees	90,014
Audit fees	16,000
Shareholder reports and proxy expenses	11,040
Dues and listing fees	12,466
Extraordinary expenses (Note 4)	3,990,470
Other expenses	70,288
Total expenses	6,536,767
Change in retirement benefits due to retired directors	(4,743)
Investment adviser fees waived	(130,286)
Net expenses	6,401,738
Net investment loss	(3,583,865)

Net realized and unrealized gain (loss) from investments and foreign currency transactions
Gain from unaffiliated investments	11,395,088
Loss from affiliated investments	(4,629)
Net realized gain from investments	11,390,459
Net realized gain (loss) from foreign currency transactions
Investments	68,781
Foreign currency	(386,706)
Net realized loss from foreign currency transactions	(317,925)
Net increase in unrealized appreciation (depreciation) on unaffiliated investments
Balance, beginning of period	116,652,699
Transfers	(8,662,816)
Balance, end of period	298,497,067
Net increase in unrealized appreciation (depreciation) on unaffiliated investments	190,507,184
Net increase in unrealized appreciation (depreciation) on affiliated investments
Balance, beginning of period	(21,397,907)
Transfers	8,662,816
Balance, end of period	12,177,003
Net increase in unrealized appreciation (depreciation) on affiliated investments	24,912,094
Net unrealized gain on translation of assets and liabilities in foreign currency	52,747
Net realized and unrealized gain from investments and foreign currency transactions	226,544,559
Net increase in net assets resulting from operations	$222,960,694

12	The notes to financial statements form an integral part of these statements.

Statements of Changes in Net Assets

	Six Months Ended May 31, 2025 (Unaudited)	Year Ended November 30, 2024
Net investment loss	$(3,583,865)	$(4,264,644)
Net realized gain	11,390,459	65,331,657
Net realized loss from foreign currency transactions	(317,925)	(18,124)
Net increase in unrealized appreciation (depreciation) on investments	215,419,278	54,338,441
Net unrealized gain (loss) on translation of assets and liabilities in foreign currency	52,747	(91,497)
Net increase in net assets resulting from operations	222,960,694	115,295,833
Dividends paid/payable	(566,170)	(766,344)
Share transactions:
Net decrease from repurchase of common shares (Note 8)	(3,369,670)	(5,288,298)
Net increase in net assets	219,024,854	109,241,191
Net assets, beginning of period	444,153,654	334,912,463
Net assets, end of period	$663,178,508	$444,153,654
Share transactions:
Net decrease in shares outstanding from repurchase of common shares (Note 8)	(142,980)	(274,593)
Shares outstanding, beginning of period	19,015,312	19,289,905
Shares outstanding, end of period	18,872,332	19,015,312

The notes to financial statements form an integral part of these statements.	13

Notes to Financial Statements (Unaudited)

Six months ended May 31, 2025

1. Organization

ASA Gold and Precious Metals Limited (the “Company”) is a non-diversified, closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Company was initially organized as a public limited liability company in the Republic of South Africa in June 1958. On November 11, 2004, the Company’s shareholders approved a proposal to move the Company’s place of incorporation from the Republic of South Africa to the Commonwealth of Bermuda by reorganizing itself into an exempted limited liability company formed in Bermuda. The Company is registered with the Securities and Exchange Commission (the “SEC”) pursuant to an order under Section 7(d) of the 1940 Act.

The Company seeks long-term capital appreciation primarily through investing in companies engaged in the exploration for, development of projects or mining of precious metals and minerals. The Company is managed by Merk Investments LLC (the “Adviser”).

The Company included herein is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of the Company are used by the Adviser, to make investment decisions, and the results of the operations, as shown on the Statement of Operations and the financial highlights for the Company are the information utilized for the day-to-day management of the Company. The Company is party to the expense agreements as disclosed in the Notes to the Financial Statements and there are no resources allocated to the Company based on performance measurements. Due to the significance of oversight and their role, the Adviser is deemed to be the Chief Operating Decision Maker.

2. Summary of significant accounting policies

The following is a summary of the significant accounting policies:

A. Security valuation

The net asset value of the Company generally is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the date for which the valuation is being made (the “Valuation Time”). Portfolio securities listed on U.S. and foreign stock exchanges generally are valued at the last reported sale price as of the Valuation Time on the exchange on which the securities are primarily traded, or the last reported bid price if a sale price is not available.

Pursuant to Rule 2a-5 under the Investment Company Act, the Company’s Board of Directors (the “Board”) has designated the Adviser, as defined in Note 1, as the Company’s valuation designee to perform any fair value determinations for securities and other assets held by the Company. The Adviser is subject to the oversight of the Board and certain reporting and other requirements intended to provide the Board the information needed to oversee the Adviser’s fair value determinations. The Adviser is responsible for determining the fair value of investments in accordance with policies and procedures that have been approved by the Board. Under these procedures, the Adviser convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and unobservable inputs, when arriving at fair value. The Board has approved the Adviser’s fair valuation procedures as a part of the Company’s compliance program and will review any changes made to the procedures.

Securities traded over the counter are valued at the last reported sale price or the last reported bid price if a sale price is not available. Securities listed on foreign stock exchanges may be fair valued at a value other than the last reported sale price or last reported bid price based on significant events that have occurred subsequent to the close of the foreign markets. Shares of non-exchange traded open-end mutual funds are valued at net asset value (“NAV”). To value its warrants, the Company’s valuation designee typically utilizes the Black-Scholes model using the listed price for the underlying common shares. The valuation is a combination of value of the stock price less the exercise price, plus some value related to the volatility of the stock over the remaining time period prior to expiration.

Securities for which current market quotations are not readily available are valued at their fair value as determined in accordance with procedures approved by the Board. If a security is valued at a “fair value,” that value may be different from the last quoted price for the security. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the nature of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion rights on the security; and changes in overall market conditions.

Notes to Financial Statements (Unaudited) (continued)

Six months ended May 31, 2025

2. Summary of significant accounting policies (continued)

A. Security valuation (continued)

The difference between cost and market value is reflected separately as net unrealized appreciation (depreciation) on investments. The net realized gain or loss from the sale of securities is determined for accounting purposes on the identified cost basis.

B. Fair value measurement

In accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), fair value is defined as the price that the Company would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Company’s investments. The inputs are summarized in the three broad levels listed below.

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for identical instruments on an inactive market, prices for similar investments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 –	Unobservable inputs for the assets or liability to the extent that relevant observable inputs are not available, representing the Company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Financial Statements (Unaudited) (continued)

Six months ended May 31, 2025

2. Summary of significant accounting policies (continued)

B. Fair value measurement (continued)

The following is a summary of the inputs used as of May 31, 2025 in valuing the Company’s investments at fair value:

Investment in Securities(1)
Measurements at May 31, 2025

	Level 1	Level 2	Level 3	Total
Corporate Convertible Bonds
Diversified metals mining, exploration, development and royalty companies	$–	$3,073,465	$–	$3,073,465
Gold mining, exploration, development and royalty companies	–	–	17,881,696	17,881,696
Common Shares
Gold mining, exploration, development and royalty companies	444,874,806	–	8,740,883	453,615,689
Diversified metals mining, exploration, development and royalty companies	114,983,581	–	39,923,426	154,907,007
Silver mining, exploration, development and royalty companies	22,599,914	–	–	22,599,914
Rights
Silver mining, exploration, development and royalty companies	–	–	142,989	142,989
Warrants
Diversified metals mining, exploration, development and royalty companies	–	–	435,843	435,843
Gold mining, exploration, development and royalty companies	–	–	8,234,985	8,234,985
Silver mining, exploration, development and royalty companies	–	–	16,639	16,639
Money Market Fund	195,371	–	–	195,371
Total Investments	$582,653,672	$3,073,465	$75,376,461	$661,103,598

(1) See schedule of investments for country classifications.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value.

	Corporate Convertible Bonds	Common Stock	Rights	Warrants
Balance November 30, 2024	$4,286,700	$39,421,214	$128,802	$2,791,247
Purchases	6,918,956	3,426,534	-	206,637
Sales	-	-	-	(1,000,000)
Realized loss	-	-	-	(157,014)
Accretion of discount	7,901	-	-	-
Net change in unrealized appreciation (depreciation)	6,668,139	5,816,561	14,187	6,846,597
Balance May 31, 2025	$17,881,696	$48,664,309	$142,989	$8,687,467
Net change in unrealized appreciation (depreciation) from investments held as of May 31, 2025*	$6,668,139	$5,816,561	$14,187	$2,591,513

* The change in unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) of investments in the accompanying Statement of Operations.

Notes to Financial Statements (Unaudited) (continued)

Six months ended May 31, 2025

2. Summary of significant accounting policies (continued)

B. Fair value measurement (continued)

Significant unobservable inputs developed by the valuation designee for Level 3 investments held at May 31, 2025 are as follows:

Asset Categories	Fair Value	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)	Impact to Valuation from an Increase in Input[1]
Corporate Convertible Bond[2]	$16,681,696	Implied Interest Rate	Discount	6.9% - 13.3% (8.1%)	Decrease
Corporate Convertible Bond[2]	1,200,000	Transaction Cost	None	None	None
Common Shares[3]	48,664,309	Transaction Cost/ Latest Round of Financing	None	None	None
Rights[4]	142,989	Market Transaction	Discount	70% (70%)	Decrease
Warrants[5]	8,687,467	Black Scholes Method	Volatility	0% - 40% (37%)	Increase

1 This column represents the directional change in the fair value of the level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect

2 Fair valued corporate convertible bonds are valued based transaction cost or by applying a fixed discount rate to the fixed income portion, which represents the implied interest rate that would have valued the entire corporate convertible bond at the time of issuance.

3 Fair valued common shares with no public market are valued based on transaction cost or latest round of financing.

4 Fair valued rights are valued based on the specifics of the rights at a discount to the market price of the underlying security.

5 Warrants are priced based on the Black Scholes Method; the key input to this method is modeled volatility of the investment; the lower the modeled volatility, the lower the valuation of the warrant.

C. Affiliated Companies

The Investment Company Act of 1940 defines affiliates as companies in which the Company owns at least 5% of the outstanding voting securities. The following is a summary of transactions with each affiliated company during the six months ended May 31, 2025.

	Balance as of November 30, 2024	Transfers In	Purchases	Sales	Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Balance as of May 31, 2025	Dividend and Interest Income
Common Shares
Americas Gold & Silver Corp.*
Value	$–	$30,476,329	$–	$–	$–	$13,485,518	$43,961,847	$–
Cost	$–	$21,474,277	$–	$–			$21,474,277
Shares	–	71,151,028	–	–			71,151,028
Desert Gold Ventures, Inc.
Value	$728,437	$–	$–	$–	$–	$67,785	$796,222	$–
Cost	$2,909,628	$–	$–	$–			$2,909,628
Shares	14,569,264	–	–	–			14,569,264
Fuerte Metals Corp.*
Value	$–	$1,879,933	$1,601,493	$–	$–	$(855,274)	$2,626,152	$–
Cost	$–	$2,286,806	$1,601,493	$–			$3,888,299
Shares	–	2,800,000	2,500,000	–			5,300,000

Notes to Financial Statements (Unaudited) (continued)

Six months ended May 31, 2025

2. Summary of significant accounting policies (continued)

C. Affiliated Companies (continued)

	Balance as of November 30, 2024	Transfers In	Purchases	Sales	Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Balance as of May 31, 2025	Dividend and Interest Income
Common Shares (continued)
Lahontan Gold Corp.
Value	$559,980	$–	$301,795	$–	$–	$1,393,062	$2,254,837	$–
Cost	$2,590,337	$–	$301,795	$–			$2,892,132
Shares	19,600,000	–	21,659,000	–			41,259,000
Nexus Minerals, Ltd.*
Value	$–	$–	$1,624,392	$–	$–	$(630)	$1,625,022	$–
Cost	$–	$–	$1,625,022	$–			$1,625,022
Shares	–	–	36,000,000	–			36,000,000
Prime Mining Corp.
Value	$10,053,927	$–	$–	$–	$–	$538,123	$10,592,050	$–
Cost	$14,133,237	$–	$–	$–			$14,133,237
Shares	9,200,000	–	–	–			9,200,000
Red Pine Exploration, Inc.
Value	$2,592,500	$–	$–	$–	$–	$(159,258)	$2,433,242	$–
Cost	$3,449,290	$–	$–	$–			$3,449,290
Shares	29,037,047	–	–	–			29,037,047
Ridgeline Minerals Corp.*
Value	$–	$310,703	$948,470	$–	$–	$475,079	$1,734,252	$–
Cost	$–	$253,423	$948,470	$–			$1,201,893
Shares	–	2,900,000	9,000,000	–			11,900,000
Sable Resources, Ltd.
Value	$653,977	$–	$–	$–	$–	$108,511	$762,488	$–
Cost	$3,354,140	$–	$–	$–			$3,354,140
Shares	26,160,000	–	–	–			26,160,000
TDG Gold Corp.
Value	$790,937	$–	$–	$–	$–	$3,310,811	$4,101,748	$–
Cost	$3,552,655	$–	$–	$–			$3,552,655
Shares	9,227,925	–	–	–			9,227,925
Thesis Gold, Inc.
Value	$6,731,188		$702,223	$–	$–	$6,454,689	$13,888,100	$–
Cost	$13,756,784		$702,223	$–			$14,459,007
Shares	15,200,000		1,666,667	–			16,866,667
Warrants
Desert Gold Ventures, Inc. (Exercise price $0.25, Exp. 12/13/24)
Value	$–	$–	$–	$–	$(4,629)	$4,629	$–	$–
Cost	$4,629	$–	$–	$(4,629)			$–
Shares	594,132	–	–	(594,132)			–
Lahontan Gold Corp. (Exercise price $0.10, Exp. 4/30/27)
Value	$–	$–	$–	$–	$–	$18,581	$18,581	$–
Cost	$9,329	$–	$–	$–			$9,329
Shares	2,550,000	–	–	–			2,550,000
Lahontan Gold Corp. (Exercise price $0.13, Exp. 9/1/26)
Value	$–	$–	$–	$–	$–	$–	$–	$–
Cost	$30,509	$–	$–	$–			$30,509
Shares	4,150,000	–	–	–			4,150,000
Prime Mining Corp. (Exercise price $1.10, Exp. 6/10/25)
Value	$302,275	$–	$–	$–	$–	$19,509	$321,784	$–
Cost	$20,590	$–	$–	$–			$20,590
Shares	920,000	–	–	–			920,000
Ridgeline Minerals Corp. (Exercise price $0.12, Exp. 5/7/26)*
Value	$–	$10,357	$–	$–	$–	$21,340	$31,697	$–
Cost	$–	$–	$–	$–			$–
Shares	–	1,450,000	–	–			1,450,000

Notes to Financial Statements (Unaudited) (continued)

Six months ended May 31, 2025

2. Summary of significant accounting policies (continued)

C. Affiliated Companies (continued)

	Balance as of November 30, 2024	Transfers In	Purchases	Sales	Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Balance as of May 31, 2025	Dividend and Interest Income
Warrants (continued)
Ridgeline Minerals Corp. (Exercise price $0.25, Exp. 2/13/27)*
Value	$–	$–	$3,172	$–	$–	$29,619	$32,791	$–
Cost	$–	$–	$3,172	$–			$3,172
Shares	–	–	4,500,000	–			4,500,000
Total Securities
Value	$22,413,221	$32,677,322	$5,182,175	$–	$(4,629)	$24,912,094	$85,180,183	$–
Cost	$43,811,128	$24,014,506	$5,182,175	$(4,629)			$73,003,180
Shares	131,208,368	78,301,028	75,325,667	(594,132)			284,240,931

* Investment became an affiliate during the six months ended May 31, 2025.

At May 31, 2025, the value of investments in affiliated companies was $85,180,183, representing 12.5% of net assets and the total cost was $73,003,180.

D. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the rate of exchange reported by independent data providers. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The portion of the results arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. The resulting net foreign currency gain or loss is included on the Statements of Operations. Realized foreign currency gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Company’s books and the U.S. dollar equivalent of the amounts actually received or paid.

E. Securities Transactions and Investment Income

During the six months ended May 31, 2025, sales and purchases of portfolio securities (other than temporary short-term investments) amounted to $35,831,708 and $48,384,790 , respectively.

As of May 31, 2025, a significant portion of the Company’s assets consisted of securities of junior and intermediate mining company issuers.

Dividend income is recorded on the ex-dividend date, net of withholding taxes or ADR fees, if any. Interest income is recognized on the accrual basis. Premium is amortized to the next call date above par and discount is accreted to maturity using the effective interest method.

F. Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The reporting for financial statement purposes of dividends paid from net investment income and/or net realized gains may differ from their ultimate reporting for U.S. federal income tax purposes, primarily because of the separate line item reporting for financial statement purposes of foreign exchange gains or losses.

G. Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. It is management’s opinion that all adjustments necessary for a fair statement of the results of the interim periods presented have been made. All adjustments are of a normal recurring nature.

H. Basis of Presentation

The financial statements are presented in U.S. dollars. The Company is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification, Topic 946 “Financial Services - Investment Companies”.

Notes to Financial Statements (Unaudited) (continued)

Six months ended May 31, 2025

2. Summary of significant accounting policies (continued)

I. Income Taxes

In accordance with U.S. GAAP requirements regarding accounting for uncertainties on income taxes, management has analyzed the Company’s tax positions taken on federal and state income tax returns, as applicable, for all open tax years (2021-2024). As of May 31, 2025, the Company has not recorded any unrecognized tax benefits. The Company’s policy, if it had unrecognized benefits, is to recognize accrued interest and penalties in operating expenses.

3. Tax status of the Company

The Company is a “passive foreign investment company” (“PFIC”) for U.S. federal income tax purposes and is not subject to Bermuda tax as an exempted limited liability company organized under the laws of Bermuda. Nor is the Company generally subject to U.S. federal income tax, since it is a non-U.S. corporation whose only business activity in the United States is trading in stocks or securities for its own account; under the U.S. federal tax law that activity does not constitute engaging in the conduct of a trade or business within the United States, even if its principal office is located therein. As a result, its gross income is not subject to U.S. federal income tax, though certain types of income it earns from U.S. sources (such as dividends of U.S. payors) are subject to U.S. federal withholding tax.

4. Fees and Expenses and Other Transactions with Affiliates

Investment Adviser – Merk Investments LLC (the “Adviser”) is the investment adviser to the Company. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, payable monthly, from the Company at an annual rate of 0.70% of the Company’s average daily net assets.

The Adviser voluntarily agreed to waive a portion of its advisory fee, equal to an annual rate of 0.05% of the Company’s net assets exceeding $300 million, and an additional 0.10% of the Company’s net assets exceeding $500 million. In addition, the Adviser voluntarily agreed to waive a portion of its advisory fee, equal to an annual rate of 0.05% of the Company’s net assets exceeding $100 million and less than $300 million, effective for the period April 1, 2024 through March 31, 2025. This voluntary waiver is separate from, and in addition to the Adviser’s ongoing waiver arrangement. The Adviser may waive additional fees at any time. The Adviser waived $130,286 for the six months ended May 31, 2025.

Other Service Providers – Apex US Holdings LLC (d/b/a Apex Fund Services) (“Apex”) provides fund accounting, fund administration and compliance services to the Company. The fees related to these services are included in fund services fees within the Statement of Operations. Apex also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Apex services agreement, the Company pays Apex customary fees for its services. Apex provides a Principal Financial Officer and a Corporate Secretary, as well as certain additional compliance support functions. See also Note 9.

Foreside Fund Services, LLC, a wholly owned subsidiary of ACA Group, provides a Chief Compliance Officer to the Company.

Extraordinary Expenses –The accompanying Statement of Operations sets forth extraordinary expenses incurred by the Company. The Company incurred extraordinary expenses related to the adoption of limited-duration shareholder rights plans. The Company also incurred extraordinary expenses, including legal expenses, in connection with a proxy contest initiated by a shareholder of the Company and ensuing governance challenges. Late in the fiscal year ended November 30, 2024, the Company began to incur additional extraordinary expenses based on indemnity demands, initially from the New Directors, as defined in Note 9, and subsequently the Legacy Directors, as defined in Note 9, for material legal expenses incurred by their respective counsel. Additional expenses were incurred as a result of litigation described in Note 9. These expenses are expected to continue. See also Note 9.

5. Exemptive order

The Company is a closed-end investment company and operates pursuant to an exemptive order issued by the Securities and Exchange Commission (the “SEC”) pursuant to Section 7(d) of the 1940 Act (the “Order”). The Order is conditioned upon, among other things, the Company complying with certain requirements relating to the custody of assets and settlement of securities transactions outside of the United States different than those required of other registered investment companies. These conditions make it more difficult for the Company to implement a flexible investment strategy and to fully achieve its desired portfolio diversification than if it were not subject to such requirements.

Notes to Financial Statements (Unaudited) (continued)

Six months ended May 31, 2025

6. Retirement plans

The Company has recorded a liability for retirement benefits due to retired directors. The liability for these benefits at May 31, 2025 was $336,629. A director whose first election to the Board of Directors was prior to January 1, 2008 qualifies to receive retirement benefits if he has served the Company (and any of its predecessors) for at least twelve years prior to retirement. Directors first elected on or after January 1, 2008 are not eligible to participate in the plan.

7. Indemnifications

In the ordinary course of business, the Company enters into contracts that contain a variety of indemnification provisions. The Company’s maximum exposure under these arrangements is unknown. See also Note 4, regarding Extraordinary Expenses, and Note 9, regarding indemnification by the Company of legal expenses incurred by the New Directors and the Legacy Directors and indemnification by the Company pursuant to the Fund Accounting and Administration Services Agreement between Apex and the Company.

8. Share repurchase

The Company may from time to time purchase its common shares at a discount to NAV on the open market in such amounts and at such prices as the Company may deem advisable. In April of 2024, the Board authorized the repurchase of up to 5% of the Company's shares, with the intention of making opportunistic repurchases when shares are trading at a significant discount to the NAV of the Company. In March 2025, the Board authorized the continuation of the repurchase up to 5% of the Company’s shares, with the intention of making opportunistic repurchases when shares are trading at a significant discount to the NAV of the Company.

The Company had 18,872,332 shares outstanding as of May 31, 2025. During the six months ended May 31, 2025, the Company repurchased 142,980 common shares at a cost of approximately $3,369,670, which includes transaction costs. The Company had 19,015,312 shares outstanding as of November 30, 2024. During the year ended November 30, 2024, the Company repurchased 274,593 common shares at a cost of approximately $5,288,298, which includes transaction costs.

9. Limited-Duration Shareholder Rights Plan, Litigation, Indemnity and Fund Governance

Rights Plans – On December 31, 2023, the Board approved a limited-duration shareholder rights plan, (the “Rights Plan”), following the acquisition by Saba Capital Management, L.P. and its affiliates (collectively, “Saba Capital”) of a significant stake in the Company. The Rights Plan was adopted, in order to protect the interests of the Company and its shareholders and to prevent Saba Capital or others from obtaining creeping control of the Company. The Rights Plan expired on April 29, 2024. On April 26, 2024, the Board determined that it was advisable and in the best interest of the Company and its shareholders to authorize the creation of a Rights Plan Committee to act on matters related to the Rights Plan and potential future shareholder rights plans. The Rights Plan Committee was exclusively authorized and empowered on behalf of the Board to review, consider, make determinations and approve or otherwise cause the Company to take actions with respect to any matters relating to the Rights Plan or any other shareholder rights plan, including, among others; determining whether to adopt a new shareholder rights plan following the expiration of the Rights Plan; determining whether to redeem the rights under the Rights Plan or any other shareholder rights plan or effectuate an exchange of rights under the Rights Plan or any other shareholder rights plan; and taking all such other actions in connection with or permitted by the Rights Plan or any other shareholder rights plan as the Rights Plan Committee deems necessary or appropriate. On April 26, 2024, in anticipation of the expiration of the Rights Plan, the Board approved a new, limited-duration shareholder rights plan that expired on August 23, 2024 (the “Second Rights Plan”). On August 23, 2024, in anticipation of the expiration of the Second Rights Plan, the Rights Plan Committee approved a new, limited-duration shareholder rights plan that expired on December 20, 2024 (the “Third Rights Plan”). On December 19, 2024, in anticipation of the expiration of the Third Rights Plan, the Rights Plan Committee approved a new limited-duration shareholder rights plan (the “Fourth Rights Plan”). By its terms, the Fourth Rights Plan would have expired on April 18, 2025. As discussed below, the Fourth Rights Plan was rescinded by court order. The Rights Plan Committee approved a new, limited-duration shareholder rights plan, effective March 31, 2025 (the “New Rights Plan”) that will expire on July 29, 2025. Each of the rights plans was intended to prevent Saba Capital or others from obtaining creeping control of the Company.

Litigation – On January 31, 2024, Saba Capital filed a complaint against the Company, individuals who had previously served on the Board and two current Board members, in the United States District Court for the Southern District of New York seeking rescission of the Rights Plan and a declaratory judgment that the Rights Plan is invalid under the 1940 Act

Notes to Financial Statements (Unaudited) (continued)

Six months ended May 31, 2025

9. Limited-Duration Shareholder Rights Plan, Litigation, Indemnity and Fund Governance (continued)

(the “Saba Litigation”). Saba Capital’s filings were subsequently amended to include reference to the Second Rights Plan, Third Rights Plan, and the Fourth Rights Plan. The litigation is captioned Saba Capital Master Fund, Ltd. v. ASA Gold and Precious Metals Ltd., No. 24-CV-690 (SDNY). On April 26, 2024, the Board determined that it was advisable and in the best interests of the Company and its shareholders to authorize the creation of a Litigation Committee to act on matters related to the Saba Litigation. The Litigation Committee was exclusively authorized and empowered on behalf of the Board to review, consider, make determinations and approve or otherwise cause the Company to take actions with respect to any matters relating to the Saba Litigation or any other litigation relating to the Rights Plan or any other shareholder rights plan adopted by the Company (collectively, “Rights Plan Litigation”), and with respect to any disputes, disagreements or other litigation with Saba Capital or its representatives, including, among others, authorizing, managing and overseeing any matters relating to the Rights Plan Litigation; authorizing or approving any settlement to the Litigation; taking such other actions in connection with the Rights Plan Litigation as the Litigation Committee deems necessary or appropriate; and resolving, negotiating or taking action with respect to any dispute, disagreement or other litigation with Saba Capital or its representatives.

In a March 28, 2025 summary judgment ruling, the court held that the Fourth Rights Plan must be rescinded as it violated a requirement under the Investment Company Act of 1940 that rights plans must expire within 120 days of issuance. Accordingly, the Fourth Rights Plan is no longer in effect. Previously adopted Company shareholder rights plans had already expired pursuant to their terms.

As noted above, after the court’s March 28, 2025 ruling and rescission of the Fourth Rights Plan, the Rights Plan Committee approved the New Rights Plan. Upon the Rights Plan Committee’s adoption of the New Rights Plan, Saba Capital filed a “motion to enforce” or, in the alternative, to amend judgment, requesting that the United States District Court for the Southern District of New York impose sanctions on the Company for allegedly violating the court’s March 28, 2025 order when the Rights Plan Committee subsequently adopted the New Rights Plan. On April 15, 2025, the United States District Court for the Southern District of New York denied Saba Capital’s motion to enforce, ruling that the Company did not violate the March 28, 2025 order when adopting the New Rights Plan because the New Rights Plan was not adopted during the pendency of its predecessor. Thus, the New Rights Plan is currently in effect. The Saba Litigation is currently on appeal at the U.S. Court of Appeals for the Second Circuit.

On April 18, 2025, Saba Capital filed a new lawsuit in the United States District Court for the Southern District of New York against the company and two Company directors, Mary Joan Hoene and William Donovan (the “Legacy Directors”), in which it alleges, among other things, that the New Rights Plan is “substantively identical” to the prior rights plans adopted by the Rights Plan Committee. The litigation is captioned Saba Capital Master Fund, Ltd. et. al v. ASA Gold and Precious Metals Ltd. et. al, No. 25-CV-3265 (SDNY). Saba Capital seeks an order rescinding the New Rights Plan and a related declaratory judgment. Saba Capital has filed a motion for summary judgment and the defendants filed a motion to dismiss. The court has not yet ruled on either motion.

On April 30, 2025, Paul Kazarian (the “Petitioner”), a Company director, filed a petition (the “Petition”) in the Supreme Court of Bermuda (the “Bermuda Court”) seeking relief relative to the special general meeting of Company shareholders (the “SGM”) convened by Saba Capital (the “Saba SGM”) and the related requisition (the “Saba Requisition”); a requisition letter served by the Legacy Directors and several other individuals (together with the Legacy Directors, the “LD Group”) (the “LD Group Requisition”), the validity of which the Petitioner challenges, requesting that the Board either include a separate slate of director nominees at the annual general meeting of Company shareholders (the “AGM”) or convene a SGM for the same purpose; the AGM; and the conduct of Board and shareholder meetings. Saba served the Saba Requisition on April 7, 2025. Under Bermuda law, the Saba Requisition contemplated that the SGM would be convened by April 28, 2025. However, the Board of Directors was unable to reach consensus on matters related to the SGM within that timeframe. At the Saba SGM, which occurred on June 13, 2025, Company shareholders were presented with a proposal to expand the size of the board from four members to five and, if that vote passed, to vote to appoint a fifth director who was proposed by Saba.

Pending a resolution on the merits, Petitioner sought interim injunctive relief on an ex-parte on notice basis to restrain the Legacy Directors, including in connection with the Saba SGM and the LD Group Requisition. The Bermuda Court found there was a sufficient basis to grant interim injunctive relief, to be in place until the Court could consider arguments and evidence presented by all the litigants and rule on the questions presented. On May 8, 2025, the Bermuda Court

Notes to Financial Statements (Unaudited) (continued)

Six months ended May 31, 2025

9. Limited-Duration Shareholder Rights Plan, Litigation, Indemnity and Fund Governance (continued)

ordered on an interim basis that the Legacy Directors not purport to act on behalf of the Company, the Board of Directors, or any committee of the Board of Directors, when communicating with the Company’s shareholders with respect to the Saba Requisition or any other requisition or any general meeting of Company shareholders unless authorized by a majority of the Board. The interim injunctive relief imposed by the Bermuda Court also enjoins the Legacy Directors from (i)  interfering with the holding or conduct of the Saba SGM; (ii) proposing a slate of director nominees on behalf of the Company, the Board of Directors, or a Board committee, unless authorized by a majority of the Board of Directors; and (iii)  recommending director candidates to the full Board unless the Company’s Nominating, Audit and Ethics Committee recommends those candidates. The Bermuda Court also directed the Legacy Directors and the Company to withdraw the preliminary proxy statement filed with the SEC and any other SEC filings made on behalf of the Company, the Board of Directors, or a Board committee made after April 30, 2025.

The Legacy Directors and the Petitioner made submissions presenting their views on the claims. In late May 2025, the Bermuda Court convened an inter partes hearing on the issue of whether the interim injunctive relief ought to be continued, and the Bermuda Court decided that the interim injunctive relief should not be lifted.

Fund Governance – On November 8, 2024, the Company filed a Form 8-K (the “Filing”) with the United States Securities & Exchange Commission (the “SEC”) to disclose fund governance issues. The Board of the Company was comprised of four members at that time. Two directors were initially elected in April 2024 upon the nomination of Company shareholders (the “New Directors”), and the Legacy Directors, who were re-elected in April 2024 upon the nomination of the then-constituted Company Board. On September 19, 2024, the same Company shareholders, through their investment adviser (Saba Capital Management, L.P.), filed a Schedule 13D amendment disclosing that they had submitted notice of their nomination of the two New Directors for re-election and two other directors for election at the 2025 annual shareholder meeting. The members of the Board have retained separate counsel in connection with fund governance issues and have requested reimbursement under the Company's Amended and Restated Bye-Laws for their counsel expenses. The Filing includes information regarding certain governance issues in the excerpts from an October 14, 2024 letter from counsel to the New Directors to counsel to the Legacy Directors, in the November 1, 2024 letter from counsel to the Legacy Directors to counsel to the New Directors and in the November 7, 2024 letter from counsel to the New Directors to counsel to the Legacy Directors. The fund governance issues and the types of differences in the positions of the New Directors and the Legacy Directors reflected in the Filing continue, along with the associated extraordinary legal expenses.

On April 24, 2025, Company directors Paul Kazarian and Ketu Desai (the “New Directors”) sent a letter to Apex, the Company’s administrator, objecting to certain actions of the Corporate Secretary, an employee of Apex, and calling for the Corporate Secretary to resign and be replaced by another Apex employee. Apex has denied the assertions and notified the Company of its resignation as administrator and the corresponding resignation of the Corporate Secretary and Chief Financial Officer, also employees of Apex, effective as of September 30, 2025. Pursuant to the Fund Accounting and Administration Services Agreement between Apex and the Company, Apex and the Corporate Secretary sought indemnification from the Company relating to the assertions made by the New Directors in their April 24 letter. The Company is in the process of identifying a new administrator.

While the Board has reached consensus on certain matters, including the continuance of the Company’s advisory agreement with the Adviser, the Company governance issues referenced in this and prior disclosure, including the Filing and the Company’s annual report, and the Bermuda Court filings, and the differences in the positions of the New Directors and the Legacy Directors with respect to the validity and scope of authority of the Litigation Committee and the Rights Plan Committee of the Board, continue to challenge the ability of the Company’s Board of Directors to reach a consensus or take action respecting a variety of corporate or business matters beyond those related to the Saba SGM and AGM, resulting in the Board becoming deadlocked on some issues. These challenges may continue to significantly affect and possibly limit the actions or activities of the Company and its personnel. Members of the Board of Directors have requested reimbursement under the Company's Bye-Laws for their counsel expenses, which currently exceed $3.9 million for the fiscal year and are expected to continue. With the election of Ms. Bruce described below, the Board has five Directors, and the likelihood of the Board remaining deadlocked on issues has significantly decreased. See Notes 4 and 10.

Notes to Financial Statements (Unaudited) (continued)

Six months ended May 31, 2025

10. Subsequent events

In accordance with U.S. GAAP provisions, management has evaluated the possibility of subsequent events existing in the Company’s financial statements through the date the financial statements were issued.

The following votes were cast at the Special General Meeting of Shareholders held on June 13, 2025:

To increase the size of the Board from four to five members.

For	Against	Abstain
6,511,380	4,915,442	35,621
To appoint Maryann Bruce as director of the Company.
For	Against	Abstain
6,497,908	4,920,086	44,449

Financial Highlights

	For the Six		For the Years Ended November 30,
Per share operating performance(1)	Months Ended May 31, 2025 (Unaudited)		2024		2023	2022	2021	2020
Net asset value, beginning of period	$23.36		$17.36		$16.88	$24.98	$24.05	$14.82
Net investment loss	(0.19)		(0.22)		(0.06)	(0.07)	(0.09)	(0.13)
Net realized gain (loss) from investments	0.60		3.40		0.46	1.40	1.37	1.83
Net realized gain (loss) from foreign currency transactions	(0.02)		0.00	(2)	0.01	(0.01)	(0.01)	0.05
Net increase (decrease) in unrealized appreciation on investments	11.40		2.82		0.09	(9.40)	(0.32)	7.50
Net unrealized gain on translation of assets and liabilities in foreign currency	0.00	(2)	0.00	(2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)
Net increase (decrease) in net assets resulting from operations	11.79		6.00		0.50	(8.08)	0.95	9.25
Dividends
From net investment income	0.00		0.00		0.00	0.00	0.00	(0.02)
From net realized gain on investments	(0.03)		(0.04)		(0.02)	(0.02)	(0.02)	0.00
Total dividends	(0.03)		(0.04)		(0.02)	(0.02)	(0.02)	(0.02)
Increase in net asset value from repurchase of common shares (Note 8)	0.02		0.04		0.00	0.00	0.00	0.00
Net asset value, end of period	$35.14		$23.36		$17.36	$16.88	$24.98	$24.05
Market value per share, end of period	$31.65		$20.39		$15.31	$14.26	$20.70	$19.91

Total investment return
Based on market price(3)	55.39	%(4)	33.46%		7.51%	(31.02)%	4.06%	63.38%
Based on net asset value(5)	50.59	%(4)	34.84%		2.98%	(32.34)%	3.96%	62.46%

Ratio of average net assets
Expenses	2.43	%(6)(7)	1.67	%(8)	1.05%	1.00%	0.94%	1.02%
Net expenses(9)	2.38	%(6)(7)	1.64	%(8)	1.02%	1.00%	0.91%	1.02%
Net investment loss	(1.33	)%(6)	(1.09)%		(0.32)%	(0.36)%	(0.35)%	(0.67)%

Supplemental data
Net assets, end of year (000 omitted)	$663,179		$444,154		$334,912	$325,573	$481,898	$463,936
Portfolio turnover rate	7	%(4)	24%		10%	13%	17%	31%
Shares outstanding (000 omitted)	18,872		19,015		19,290	19,290	19,290	19,290

(1)	Per share amounts from operations have been calculated using the average shares method.

(2)	Less than $0.01 per share.

(3)	Total investment return is calculated assuming a purchase of shares at the current market price at close the day before and a sale at the current market price on the last day of each period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Company’s dividend reinvestment plan.

(4)	Not annualized.

(5)	Total investment return is calculated assuming a purchase of shares at the current net asset value at close the day before and a sale at the current net asset value on the last day of each period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Company’s dividend reinvestment plan.

(6)	Annualized.

(7)	Ratios include the effect of extraordinary expenses, annualized expenses to average net assets and net expenses to average net assets excluding extraordinary expenses for the six months ended May 31, 2025 were 0.95% and 0.90%, respectively.

(8)	Ratios include the effect of extraordinary expenses, expenses to average net assets and net expenses to average net assets excluding extraordinary expenses for the year ended November 30, 2024 were 1.01% and 0.98%, respectively.

(9)	Reflects the expense ratio excluding any waivers and the change in retirement benefits due to retired directors.

Certain Tax Information for U.S. Shareholders (Unaudited)

The Company is a “passive foreign investment company” (“PFIC”) for U.S. federal income tax purposes. In view of this, U.S. investors holding common shares in taxable accounts are strongly urged to review the important tax information regarding the consequences of an investment in the common shares of the Company, which may be found at www.asaltd.com under “Investor Information | Taxpayer Information - PFIC”. Due to the complexity and potentially adverse effect of the applicable tax rules, U.S. shareholders are strongly urged to consult their own tax advisors concerning the impact of these rules on their investment in the Company and on their individual situations, and any additional informational filing requirements.

Dividend Reinvestment and Stock Purchase Plan (Unaudited)

Computershare Trust Company, N.A. (“Computershare”) has been authorized by the Company to offer and administer the Computershare Investment Plan, a dividend reinvestment and stock purchase plan (“CIP”) to shareholders as well as new investors or non-shareholders. Shareholders and new investors may elect to participate in the CIP by signing an enrollment form or by going to www.computershare.com/investor and following the instructions. New investors or non-shareholders must include a minimum initial investment of at least $500. Computershare as agent will apply to the purchase of common shares of the Company in the open market (i) all cash dividends (after deduction of the service charge described below) that become payable to such participant on the Company’s shares (including shares registered in his or her name and shares accumulated under the CIP) and (ii) any optional cash purchases ($50 minimum, subject to an annual maximum of $250,000) received from such participant.

Computershare may combine CIP participant purchase requests with other purchase requests received from other CIP participants and may submit the combined purchase requests in bulk to Computershare’s broker as a single purchase order. Purchase requests may be combined, at Computershare’s discretion, according to one or more factors such as purchase type (e.g., dividend reinvestment, one-time ACH, check, etc.), request date, or request delivery method (e.g., online, regular mail, etc.). Computershare will submit bulk purchase orders to its broker as and when required under the terms of the CIP. Computershare’s broker may execute each bulk purchase order in one or more transactions over one or more days, depending on market conditions. Each participant whose purchase request is included in each bulk purchase order will receive the weighted average market price of all shares purchased by Computershare’s broker for such order. Any stock dividends or split shares distributed on shares held in the CIP will be credited to the participant’s account.

A one-time $10 enrollment fee to establish a new account for a new investor or non-shareholder will be deducted from the purchase amount. For each participant, each dividend reinvestment will entail a transaction fee of 5% of the amount reinvested, up to a maximum of $3 plus $0.03 per share purchased. Each optional cash purchase by check or one-time online bank debit will entail a transaction fee of $5 plus $0.03 per share purchased. If a participant has funds automatically deducted monthly from his or her savings or checking account, for each debit the transaction fee is $2.50 plus $0.03 per share purchased. Fees will be deducted from the purchase amount. Each batch order sale will entail a transaction fee of $15 plus $0.12 per share sold. Each market order sale will entail a transaction fee of $25 plus $0.12 per share sold. Fees are deducted from the proceeds derived from the sale. All per share fees include any brokerage commissions Computershare is required to pay. Any fractional share will be rounded up to a whole share for purposes of calculating the per share fee. Additional fees are charged by Computershare for specific shareholder requests such as copies of account statements for prior years ($10 per year requested) and a returned check and ACH reject fee of $25.

Participation in the CIP may be terminated by a participant at any time by written, telephone or Internet instructions to Computershare. Upon termination, a participant will receive a certificate for the whole number of shares credited to his or her account, unless he or she requests the sale of all or part of such shares. Dividends reinvested by a shareholder under the CIP will generally be treated for U.S. federal income tax purposes in the same manner as dividends paid to such shareholder in cash. See “Certain Tax Information for U.S. Shareholders” for more information regarding tax consequences of an investment in shares of the Company, including the effect of the Company’s status as a PFIC. The amount of the service charge is deductible for U.S. federal income tax purposes, subject to limitations.

To participate in the CIP, shareholders may not hold their shares in a “street name” brokerage account.

Additional information regarding the CIP may be obtained from Computershare, P.O. Box 505000, Louisville, KY 40233-5000. Information may also be obtained on the Internet at www.computershare.com/investor or by calling Computershare’s Telephone Response Center at (800) 317-4445 between 9:00 a.m. and 5:00 p.m., Eastern time, Monday through Friday.

Privacy Notice (Unaudited)

The Company is committed to protecting the financial privacy of its shareholders.

We do not share any nonpublic, personal information that we may collect about shareholders with anyone, including our affiliates, except to service and administer shareholders’ share accounts, to process transactions, to comply with shareholders’ requests of legal requirements or for other limited purposes permitted by law. For example, the Company may disclose a shareholder’s name, address, social security number and the number of shares owned to its administrator, transfer agent or other service providers in order to provide the shareholder with proxy statements, tax reporting forms, annual reports or other information about the Company. This policy applies to all of the Company’s shareholders and former shareholders.

We keep nonpublic personal information in a secure environment. We restrict access to nonpublic personal information to Company employees, agents and service providers who have a need to know the information based on their role in servicing or administering shareholders’ accounts. The Company also maintains physical, electronic and procedural safeguards to protect the confidentiality of nonpublic personal information.

Board Consideration of Investment Advisory Agreement (Unaudited)

At its March 28, 2025 meeting (the “Meeting”), the Board of Directors (the “Board”) of ASA Gold and Precious Metals Limited (“ASA” or the “Company”), comprising Directors(1) who are not “interested persons” of the Company or of Merk Investments LLC (“Merk” or the “Adviser”) (“Independent Directors”), considered and approved the continuation of the Investment Advisory Agreement (“Advisory Agreement”) between the Company and Merk. In preparation for its deliberations, the Board requested and reviewed extensive materials from the Adviser. The Independent Directors received a memorandum reviewing the legal standards for their consideration of the proposed continuation of the Advisory Agreement from counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Merk (“Independent Counsel”) and discussed these standards and the material submitted by the Adviser with Independent Counsel.

The Board considered the broad range of information that is provided to the Board (including its Nominating, Audit and Ethics Committee) at meetings throughout the year, including reports on investment performance based on net asset value and common stock market prices, portfolio information and risks, information regarding share prices relative to net asset values (discounts and/or premiums), as well as periodic reports on, among other matters, pricing and valuation, quality and cost of portfolio trade execution, and compliance, all of which the Board deemed relevant to its evaluation of the Advisory Agreement and its continuation.

The Board recognized the Company’s unique structure as a Bermuda corporation that operates as a closed-end investment company pursuant to an exemptive order originally issued in 1958 (as subsequently amended from time to time) by the Securities and Exchange Commission pursuant to Section 7(d) of the 1940 Act, which requires, among other things, that the Company comply with certain requirements relating to the custody of assets and settlement of securities transactions outside of the United States that are different than those required of other registered investment companies. The Board noted that the exemptive order imposes tasks and obligations on the Company, the Board and its service providers beyond those required of registered investment companies organized within the United States.

The Independent Directors evaluated, among other items, the following factors in connection with their consideration and approval of the Advisory Agreement: (1) the nature, extent, and quality of the services to be provided by Merk; (2) the performance of ASA compared to a relevant benchmark index, other market indices, and a peer group of investment companies; (3) the costs of the services provided, including a comparison of advisory fees and expense ratios to those of similar funds, and the profits realized by Merk; (4) the extent to which economies of scale might be realized as ASA grows, including whether fee levels reflect any such potential economies of scale for the benefit of investors in ASA; and (5)  any indirect benefits to Merk attributable to its relationship with ASA. In their deliberations, the Independent Directors did not identify any particular information or factor that was all-important or controlling, and each Independent Director may have attributed different weights to the various factors or data that were considered by the Independent Directors as part of their deliberative process.

Nature, Extent, and Quality of the Services and Performance

Following discussions with Merk regarding, among other things, Merk’s personnel, operations, and financial condition,

1 The Board was, at the time of the approval, comprised of four members. Two directors were initially elected in April 2024 upon the nomination of Company shareholders (the “New Directors”), and two directors were re-elected in April 2024 upon the nomination of the then-constituted Company Board (the “Legacy Directors”).

the Independent Directors determined the firm to be capable and qualified to continue to perform the services under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at Merk providing services to the Company, as well as the investment philosophy and decision-making process of Merk and the capability of Merk’s senior management and staff.

The Independent Directors considered the asset size of the Company relative to Merk’s other clients, and that Merk has a significant incentive to work proactively and effectively with ASA. They also observed the Adviser’s continued efforts to support the Company’s website and to provide information to shareholders and the Independent Directors.

The Board considered that Merk assumes significant ongoing entrepreneurial and business risks as the investment adviser and sponsor to the Company, for which it is entitled to reasonable compensation. The Board evaluated Merk’s activities under its contractual obligation to oversee the Company’s various outside service providers and considered Merk’s ongoing development of its own infrastructure and information technology to support the Company through, among other things, business continuity planning, positive adaptation of its compliance program to support the Company and risk management. The Board considered the general structure of portfolio manager compensation and whether this structure provides appropriate incentives to act in the best interests of the Company. In addition, the Board noted that Merk has been designated by the Board to perform fair valuation services with respect to the Company’s portfolio investments, actively monitors the discounts from net asset value per share at which the Company’s common shares trade, and makes continuing efforts to provide information about the Company and the investment environment to shareholders and potential investors that might encourage interest in the Company.

The Board further considered information regarding the Company’s performance on a net asset value and market price basis, including net asset value relative to the performance of peer investment companies and market benchmark indices, as well as the discount to net asset value at which the Company’s shares trade and relative alpha and risk-adjusted performance based on the peer group and market benchmark indices presented by the Adviser. The Board reviewed Company performance on a calendar year and cumulative basis from the time the Adviser began managing the Company as well as performance data for the one-, three-, five-, and ten-year periods through December 31, 2024. The Independent Directors considered that there are no substantially similar gold closed-end funds with meaningful performance track record available to U.S. investors and that all of the peer funds are open-end mutual funds, but that the peer group information was relevant to their discussion. They noted the above average performance of the Company relative to the peer group and indices for the one- and five-year periods.

Costs of Providing Services and Profitability

The Independent Directors noted that, unlike the funds in the peer group, the Company is a passive foreign investment company and closed-end fund operating pursuant to exemptive relief. The Independent Directors determined that the peer group information was nonetheless relevant to their considerations and useful in evaluating the Company from both an investment and expense perspective. They observed that Merk had submitted information about the fees paid by its other clients and stated that its advisory services to the Company involved distinct investment objectives, policies and strategies, concluding that the fees paid by other Merk clients were not comparable to those paid by the Company or relevant, other than to provide information about the Adviser. They considered that the Adviser had put in place a voluntary fee waiver effective December 1, 2020, which the Adviser had agreed to continue until the next contract renewal in 2026. They noted that the advisory fee paid by the Company is below the peer group’s average, while acknowledging that the peers have different fees and expenses and asset levels and flows. The Independent Directors also considered that the Adviser had voluntarily agreed to waive an additional 0.05% of its advisory fee on managed net assets between $100 million and $300 million, effective April 1, 2024 through March 31, 2025, to help offset extraordinary expenses associated with the proxy contest related to the 2024 annual general meeting of shareholders.

The Independent Directors reviewed profitability analyses and related information provided by the Adviser in connection with the provision of services to the Company. They recognized (i) the challenges of allocating the Adviser’s costs, (ii) that there is no single uniform methodology regarding the allocation of firm-wide expenses within the asset management industry for determining profitability, (iii) that the Adviser had utilized a consistent methodology regarding allocation of expenses year-over-year, and (iv) that different reasonable methodologies can lead to different profit and loss results. The Board noted that the Adviser was operating in a highly competitive business environment and is entitled to earn profits for its services, concluding that the Adviser’s reported level of profitability was not unreasonable.

Economies of Scale

The Board evaluated whether there were apparent or anticipated economies of scale in relation to the services Merk provides to the Company and noted that there is little expectation that economies of scale could be achieved by Merk with regard to the Company, given its closed-end structure, costs and size.

Other Benefits

The Independent Directors considered other ways that Merk could benefit from its relationship with the Company and noted that, other than the advisory fee, there was no compensation for services or soft dollars received or receivable by Merk from the Company, concluding that Merk derived no special or indirect benefits from the Company from any such services or arrangements.

Conclusion

In approving the continuation of the Advisory Agreement, the Board concluded that, in its business judgment, the terms of the Advisory Agreement are fair and reasonable to the Company and, notwithstanding the New Directors’ general reservations related to Merk’s approach to certain Company governance and trading discount considerations (with which the Legacy Directors strongly disagreed), that approval of the continuation of the Advisory Agreement is in the best interests of the Company and its shareholders.

Form N-PX/Proxy Voting (Unaudited)

The company files a list of its proxy votes with the SEC for the period of July 1 - June 30 of each year on Form N-PX. The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve month period are available on the Company’s website at www.asaltd.com and on the SEC’s website at www.sec.gov. A written copy of the Company’s policies and procedures is available without charge, upon request, by calling (800) 432-3378.

Form N-PORT/Portfolio Holdings (Unaudited)

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Company’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Company’s Forms N-PORT also may be reviewed and copied at the Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The schedule of portfolio holdings on Form N-PORT also is included in the Company’s financial statements for the first and third quarters of each fiscal year which are available on the Company’s website at www.asaltd.com.

Share Repurchase (Unaudited)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Company is authorized to purchase its common shares in the open market if the discount to net asset value exceeds a certain threshold as determined by the Board of Directors from time to time. The Company may purchase its common shares in such amounts and at such prices as the Company may deem advisable. There can be no assurance that such action will reduce the discount. During the six months ended May 31, 2025, the Company repurchased 142,980 common shares at a cost of approximately $3,369,669. The Company had 18,872,332 shares outstanding on May 31, 2025.

Company Investment Objective, Investment Strategy and Risks (Unaudited)

Investment Objective

The Company’s investment objective is long-term capital appreciation through investment primarily in companies engaged in the exploration for, development of projects or mining of precious metals and minerals.

Investment Strategy

It is a fundamental policy of the Company that at least 80% of its total assets must be (i) invested in common shares or securities convertible into common shares of companies engaged, directly or indirectly, in the exploration, mining or processing of gold, silver, platinum, diamonds or other precious minerals, (ii) held as bullion or other direct forms of gold, silver, platinum or other precious minerals, (iii) invested in instruments representing interests in gold, silver, platinum or other precious minerals such as certificates of deposit therefor, and/or (iv) invested in securities of investment companies, including exchange traded funds, or other securities that seek to replicate the price movement of gold, silver or platinum bullion.

The Company employs bottom-up fundamental analysis and relies on detailed primary research including meetings with company executives, site visits to key operating assets, and proprietary financial analysis in making its investment decisions.

Risks

The following discussion summarizes certain (but not all) of the principal risks associated with investing in the Company. The Company may be subject to other risks in addition to those identified below, such as the risks associated with its tax status as a PFIC (see Note 3) and its reliance on an SEC exemptive order (see Note 5). The risk factors set forth in the following are described in no particular order and the order of the risk factors is not necessarily indicative of significance. The relative importance of, or potential exposure as a result of, each of these risks will vary based on market and other investment-specific considerations.

Concentration Risk. The Company invests at least 80% of its total assets in securities of companies engaged, directly or indirectly, in the exploration, mining or processing of gold or other precious minerals. The Company currently is invested in a limited number of securities and thus holds large positions in certain securities. Because the Company’s investments are concentrated in a limited number of securities of companies involved in the holding or mining of gold and other precious minerals and related activities, the net asset value of the Company may be subject to greater volatility than that of a more broadly diversified investment company.

Gold and Precious Metals/Minerals Risk. The Company invests in securities that typically respond to changes in the price of gold and other precious metals, which can be influenced by a variety of global economic, financial, and political factors; increased environmental and labor costs in mining; and changes in laws relating to mining or gold production or sales; and the price may fluctuate substantially over short periods of time.

Foreign Securities Risk/Emerging Markets Risk. The Company’s returns and share prices may be affected to a large degree by several factors, including fluctuations in currency exchange rates; political, social or economic instability; the rule of law with respect to the recognition and protection of property rights; and less stringent accounting, disclosure and financial reporting requirements in a particular country. These risks are generally intensified in emerging markets. The Company’s share prices will reflect the movements of the different stock markets in which it is invested and the currencies in which its investments are denominated.

Geographic Investment Risk. To the extent that the Company invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. As of May 31, 2025, a significant portion of the Company’s assets consisted of securities of Canadian issuers.

Canada Risk. The Canadian economy is susceptible to adverse changes in certain commodities markets, including those related to the natural resources and mining industries. It is also heavily dependent on trading with key partners. Any adverse events that affect Canada’s major industries may have a negative impact on the overall Canadian economy and the Company’s investments in Canadian issuers.

Junior and Intermediate Mining Companies Risk. The securities of junior and intermediate exploration and development, gold and silver mining companies, which are often more speculative in nature, tend to be less liquid and more volatile in price than securities of larger companies.

Private Placement Risk. Privately issued securities, including those which may be sold only in accordance with Rule 144A under the Securities Act of 1933, as amended, are restricted securities that are not registered with the U.S. Securities and Exchange Commission. The liquidity of the market for specific privately issued securities may vary. Accordingly, the Company may not be able to redeem or resell its interests in a privately issued security at an advantageous time or at an advantageous price, which may result in a loss to the Company.

Restricted Security Risk. The Company may make direct equity investments in securities that are subject to contractual and regulatory restrictions on transfer. These investments may involve a high degree of business and financial risk. The restrictions on transfer may cause the Company to hold a security at a time when it may be beneficial to liquidate the security, and the security could decline significantly in value before the Company could liquidate the security.

Depositary Receipts Risk. Depositary receipts risks include, but are not limited to, fluctuations in foreign currencies and foreign investment risks, such as political and financial instability, less liquidity and greater volatility, lack of uniform accounting auditing and financial reporting standards and increased price volatility. In addition, depositary receipts may not track the price of the underlying foreign securities, and their value may change materially at times when the U.S. markets are not open for trading. Investments in unsponsored depositary receipts may be subject to additional risks.

Warrants Risk. Warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with prices of the underlying securities, particularly for shorter periods of time, and, therefore, may be considered speculative investments. If a warrant held by the Company were not exercised by the date of its expiration, the Company would incur a loss in the amount of the cost of the warrant.

Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Company frequently trade at a discount from their net asset value. The Company cannot predict whether its common shares will trade at, below or above net asset value. This characteristic is a risk separate and distinct from the risk that the Company’s net asset value could decrease as a result of investment activities.

Valuation Risk. The Company may not be able to sell an investment at the price at which the Company has valued the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value some investments, SEC rules and applicable accounting protocols may require the Company to value these investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent price and from the prices used by other funds to calculate their NAVs. The Company’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

Market Events Risk. Geopolitical events, including pandemics (such as COVID-19), may destabilize various countries’ economies and markets, which may experience increased volatility and reduced liquidity. Policy changes by the Federal Reserve and/or other government actors could similarly cause increased volatility in financial markets. Trade barriers and other protectionist trade policies (including those in the U.S.) may also result in market turbulence. Market volatility and reductions in market liquidity may negatively affect issuers worldwide, including issuers in which the Company invests. Under such circumstances, the Company may have difficulty liquidating portfolio holdings, particularly at favorable prices. Also, the Company may be required to transact in contemporaneous markets, even if they are volatile and/or illiquid, which may negatively impact the Company’s net asset value.

Governance Risk. The Company’s Board of Directors has not yet developed consensus regarding certain strategic governance and operational matters. These differing perspectives have, and may continue to present challenges to decision-making processes and increase Company costs in a material manner. Prolonged disagreements among Board members could also impact the Company’s ability to respond effectively to changing market conditions, regulatory requirements, or other matters, which may adversely affect the Company’s operations, personnel or performance.

Board of Directors and Officers of ASA Gold and Precious Metals Limited (Unaudited)

Directors are elected at each annual general meeting of shareholders to serve until the next annual general meeting. The address of each director and officer is c/o ASA Gold and Precious Metals Limited, Three Canal Plaza, Suite 600, Portland, ME 04101.

Independent Directors

Mary Joan Hoene (75)

Position held with the Company: Chair (non-executive) since January 2019. Deputy Chair (non-executive) 2016 to 2018. Director since 2014.

Principal occupations during past 5 years: Counsel, Carter Ledyard & Milburn LLP 2010 to 2021.

Other Directorships held by Director: None.

Ketu Desai (42)

Position held with the Company: Director since 2024.

Principal occupations during past 5 years: Principal, i-squared Wealth Management, Inc. since 2016; Chief Investment Officer, Centerfin since 2020.

Other Directorships held by Director: Trustee, Templeton Global Income Fund since February 2023; Trustee, Saba Capital Income & Opportunities Fund since July 2020.

Maryann Bruce (65)[1]

Position held with the Company: Director since 2025.

Principal occupations during past 5 years: President of Turnberry Advisory Group (consulting) since October 2007.

Other Directorships held by Director: Trustee and Chair of the Board of The Pop Venture Fund since 2024; Independent Director and Chair of Enterprise Risk Oversight Committee, Amalgamated Bank since August 2018; Chair of the Board of Wrestle Like a Girl (non-profit organization) since January 2020; Chair of the Board of Trustees of C200 Foundation (non-profit organization) since January 2023; Independent Director and Chair of Governance and Nominating Committee of NextPoint Financial from January 2023 until November 2023.

William Donovan (66)

Position held with the Company: Director since 2020. Deputy Chair (non-executive) since 2024.

Principal occupations during past 5 years: President, United States Steel and Carnegie Pension Fund 2011 to 2017.

Other Directorships held by Director: None.

Paul Kazarian (41)

Position held with the Company: Director since 2024.

Principal occupations during past 5 years: Partner, Saba Capital Management, L.P. since 2013.

Other Directorships held by Director: Trustee, Templeton Global Income Fund since May 2021; Trustee, Miller/Howard High Income Equity Fund since October 2022; Trustee, Destra Multi-Alternative Fund since December 2023.

1 Effective June 16, 2025.

Other Officers

Axel Merk (55)

Position held with the Company: Chief Operating Officer since March 2019.

Principal occupations during past 5 years: Founder, President and Chief Investment Officer, Merk Investments since 1994.

Peter Maletis (54)

Position held with the Company: President since March 2019.

Principal occupations during past 5 years: Vice President, Merk Investments since March 2019; Research Analyst, Franklin Templeton Investments 2010 to 2019.

Zachary Tackett (37)

Position held with the Company: Corporate Secretary since November 2019.

Principal occupations during past 5 years: Senior Counsel, Apex Fund Services since 2019; Counsel, Atlantic Fund Services 2014 to 2019.

Karen Shaw (52)

Position held with the Company: Chief Financial Officer since March 2019.

Principal occupations during past 5 years: Senior Vice President, Apex Fund Services since 2019; Senior Vice President, Atlantic Fund Services 2008 to 2019.

Jack Huntington (54)

Position held with the Company: Chief Compliance Officer since December 2022.

Principal occupations during past 5 years: Fund Chief Compliance Officer at Foreside Fund Officer Services, LLC (d/b/a ACA Group, LLC) since 2015; Senior Vice President and Counsel, Citi Fund Services 2008 to 2015.

Other Information

Shareholder Services

ASA Gold and Precious Metals Limited

P.O. Box 588

Portland, ME, U.S.A. 04101

(800) 432-3378

Registered Office

Vallis Building, 4th Floor

58 Par-La-Ville Road

Hamilton HM 11, Bermuda

Investment Adviser

Merk Investments LLC

Menlo Park, CA, U.S.A.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP, Philadelphia, PA, U.S.A.

Counsel

Appleby, Hamilton, Bermuda

K&L Gates LLP, Washington, DC, U.S.A.

Custodian

JPMorgan Chase Bank, N.A.

New York, NY, U.S.A.

Fund Administrator

Apex Fund Services

Portland, ME, U.S.A.

Transfer Agent

Computershare Trust Company, N.A.

P.O. Box 505000

Louisville, KY, U.S.A. 40233-5000

(800) 317-4445

Website: www.asaltd.com

The Semi-annual and Annual Reports of the Company and the latest valuation of net assets per share may be viewed on the Company’s website or may be requested from the Executive Office (800-432-3378). Shareholders are reminded to notify Computershare or other institutions where their shares of the Company are held of any change of address.

(b) Not applicable.

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors determined that William Donovan, Chairman of the registrant’s Audit and Ethics Committee, is an “audit committee financial expert” as defined in the instructions to Item 3 of Form N-CSR. Mr. Donovan is “independent” as defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	Included as part of the report to shareholders under Item 1(a).

(b)	Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Included as part of the report to shareholders under Item 1(a).

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

PERIOD	TOTAL NUMBER OF SHARES PURCHASED	AVERAGE PRICE PAID PER SHARE	TOTAL NUMBER OF SHARES PURCHASED AS A PART OF THE PUBLICLY ANNOUNCED PLANS OR PROGRAMS(1)	MAXIMUM NUMBER (OR APPROXIMATE DOLLAR VALUE) OF SHARES THAT MAY YET BE PURCHASED UNDER THE PLANS OR PROGRAMS
December 1 – 31, 2024	86,759	$20.4106	86,759	603,143
January 1 – 31, 2025	—	N/A	—	603,143
February 1 – 28, 2025	17,430	$24.5701	17,430	585,713
March 1 – 31, 2025	—	N/A	—	585,713
April 1 – 30, 2025	38,791	$30.1772	38,791	546,922
May 1 – 31, 2025	—	N/A	—	546,922
Total:	142,980		142,980

(1)	On April 18, 2024, the registrant announced an open market share repurchase program. Commencing on May 1, 2024, the Fund may repurchase through April 30, 2025, up to 5% of the Fund’s shares, subject to certain conditions. On March 31, 2025, the registrant announced the continuation of the open market share repurchase program through July 29, 2025.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant provided disclosure in response to Item 22(b)(15) of Schedule 14A in its proxy statement dated February 16, 2024.

ITEM 16. CONTROLS AND PROCEDURES

(a)	The Principal Executive Officer and the Principal Financial Officer, in their capacities as principal executive officer and principal financial officer of the registrant, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

The Registrant did not participate in securities lending activities during the six months ended May 31, 2025.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

ITEM 19. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act, Rule 13a-14(b) under the Exchange Act and Section 1350 of Chapter 63 of Title 18 of the United States Code are attached hereto. These certifications are not deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	ASA Gold and Precious Metals Limited

By	/s/ Axel Merk
Axel Merk, Principal Executive Officer

Date	July 28, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Axel Merk
Axel Merk, Principal Executive Officer

Date	July 28, 2025

By	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date	July 28, 2025